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                                                                   EXHIBIT 10.10

                     AMENDMENT TO ASSET TRANSFER AGREEMENT

     This Amendment to Asset Transfer Agreement is entered into effective as of August 21, 1998, by and between Trilogy Software, Inc., a Delaware corporation formerly known as Trilogy Development Group, Inc. ("Transferor"), and
                                                    ----------
pcOrder.com, Inc., a Delaware corporation formerly known as Conquer, Inc.

("Transferee").
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                                 Recitals
                                 --------

a. Transferor and Transferee entered into that certain Asset Transfer Agreement, effective as of June 1, 1996 (the "Agreement").
                                                   ---------

b. Transferor and Transferee now desire to amend the Agreement as set forth herein.

                                 Agreement
                                 ---------

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, Transferor and Transferee hereby agree as follows.

     1. The first sentence of Section 5.5.3(a) of the Agreement is amended to read in its entirety as follows:

     "If Transferee, on no more than five occasions at any time after the completion of an initial public offering of the common stock of Transferee and before the eighth anniversary of the Effective Date, receives a written request for registration from one or more Holders, then as soon as practical but not later than 180 days after receipt of such request the Transferee, subject to the limitations set forth in this Section 5.5, shall file a Registration Statement with the Commission to register the Transferee Shares contemplated to be sold."

     2. Clauses (2) and (3) of Section 5.5.3(d) of the Agreement are hereby removed in their respective entireties, and clauses (4) and (5) of Section 5.5.3(d) of the Agreement are hereby respectively renumbered as clauses (2) and
(3).

     IN WITNESS WHEREOF, the parties have executed this Amendment and caused the same to be duly delivered as of the date first set forth above.

Trilogy Software, Inc.                 pcOrder.com, Inc.


By:  /s/ Joseph A. Liemandt            By:  /s/ Christina C. Jones
    ------------------------------         ----------------------------
     Joseph A. Liemandt                     Christina C. Jones
     President                              President